UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2018

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-35737 (Commission File Number)	94-3306718 (IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

Notice of Mandatory Conversion Delivered to Holders of Convertible Preferred Stock

On September 7, 2018, Northwest Biotherapeutics, Inc. (the “Company”) delivered notice of its exercise of the right to cause the mandatory conversion of all outstanding shares of its Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the “Convertible Preferred Stock”) into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to Section 4.3 of the Amended and Restated Certificate of Designations of Series A Convertible Preferred Stock and the Certificate of Designations of Series B Convertible Preferred Stock, respectively (the “Mandatory Conversion”). The effective date of the Mandatory Conversion will be on or about September 13, 2018 (the “Mandatory Conversion Date”) and, effective on such date, each share of Convertible Preferred Stock will be automatically converted into ten shares of Common Stock.

From and after the Mandatory Conversion Date, the shares of Convertible Preferred Stock so converted will no longer be deemed to be outstanding, the holders will thereupon automatically become holders of corresponding shares of Common Stock in lieu of the Convertible Preferred Stock, and all rights of the holder with respect to such shares of Convertible Preferred Stock will immediately terminate, except the right to receive the shares of Common Stock issuable pursuant to the respective Certificate of Designations.

Item 3.03.	Material Modification to Rights of Security Holders.

The issuance of shares of Common Stock upon consummation of the Mandatory Conversion described in Item 3.02 of this Current Report will eliminate all outstanding shares of preferred stock, replacing them with Common Stock. As previously reported, each share of Convertible Preferred Stock is convertible into ten shares of Common Stock. We expect shares of Common Stock to be issued to holders of Convertible Preferred Stock pursuant to the Mandatory Conversion promptly after the Mandatory Conversion Date.

The information provided in Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: September 13, 2018	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman